UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2004

NationsHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50348	06-1688360

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13650 N.W. 8th Street, Suite 109, Sunrise, Florida		33325

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (954) 903-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for NationsHealth, Inc. for the year ended December 31, 2004 as presented in a press release of December 30, 2004. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01(c) EXHIBITS

99.1 Press release dated December 30, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2004

NATIONSHEALTH, INC.
By:	/s/ Glenn M. Parker, M.D.
Glenn M. Parker, M.D.
Chief Executive Officer

INDEX TO EXHIBITS

Number	Exhibit

99.1	Press release dated December 30, 2004